UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2015

iSATORI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11900	75-2422983
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15000 W 6th Avenue, Suite 202 Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-215-9174

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On May 18, 2015, iSatori, Inc., (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), among the Company, FitLife Brands, Inc., a Nevada corporation (“FitLife”) and ISFL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of FifLife (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of FitLife (the “Merger”).  The Merger Agreement and the Merger have been approved by the boards of directors of iSatori and FitLife.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of the Company (“iSatori Common Stock”), other than iSatori Common Stock with respect to which dissent rights have been properly exercised and not withdrawn (the “Dissenting Shares”), will be exchanged for 0.30000 of a share (the “Share Exchange Ratio”) of FitLife common stock (the “FitLife Common Stock”) subject to adjustment for iSatori’s Net Debt Amount and Non-Cash Working Capital (each as defined in the Merger Agreement).  Each outstanding stock option to purchase iSatori Common Stock, warrant to purchase iSatori Common Stock, restricted stock unit measured in relation to, or settleable in, iSatori Common Stock and each award of restricted stock relating to iSatori Common Stock, whether vested or unvested, will be assumed by FitLife and converted automatically at the effective time of the Merger into an option, warrant, restricted stock unit or restricted stock award, as the case may be, denominated in shares of FitLife Common Stock based on the Share Exchange Ratio and subject to terms and conditions substantially identical to those in effect at the effective time of the Merger.

The closing of the Merger is subject to satisfaction of certain conditions, including, among others: (i) approval of the Company’s shareholders; (ii) the accuracy of representations and warranties of, and compliance with covenants by, the other party; and (ii) no more than 5% of the shares of iSatori Common Stock being Dissenting Shares.

The Company and FitLife have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants (i) with respect to the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) prohibiting each of the Company and FitLife from soliciting alternative acquisition proposals and providing information to or engaging in discussions with third-parties, except in the limited circumstances as provided in the Merger Agreement.

The Agreement contains certain termination rights for both the Company and FitLife including, but not limited to, in the event that (i) the Merger has not been consummated on or prior to September 30, 2015 (subject to certain extensions); (ii) the other party materially breaches its representations or covenants and such breach is not, or is not capable of being, cured within 30 days of notice; (iii) the Company’s shareholders fail to approve the Merger; or (iv) the other party’s board of directors makes Change of Recommendation (as defined in the Merger Agreement), or fails to reaffirm its recommendation following receipt of an Acquisition Proposal (as defined in the Merger Agreement). In addition, prior to obtaining shareholder approval of the Merger and subject to the payment of a termination fee, the Company and FitLife each may terminate the Agreement in order to enter into an agreement for a Superior Proposal (as defined in the Merger Agreement).  Upon termination of the Agreement, under specified circumstances (including in connection with an Adverse Recommendation Change or a Superior Proposal), either the Company or FitLife will be obligated to pay to the other party a termination fee of $200,000.

FitLife agreed to take all necessary corporate action to appoint Stephen Adele, the Chief Innovation Officer and a director of the FitLife as of the effective time of the Merger.

Each of Stephen Adele Enterprises, Inc., RENN Universal Growth Investment Trust PLC and RENN Global Entrepreneurs Fund Inc. has agreed to vote their shares of iSatori Common Stock in favor of the Merger.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this report and is incorporated by reference herein. The foregoing description of the Merger Agreement and the transactions contemplated therein are qualified in their entirety by reference to such exhibit. There are representations and warranties contained in the Merger Agreement, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 8.01

Other Events.

On May 19, 2015 the Company issued a press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 18, 2015, by and among iSatori, Inc., FitLife Brands, Inc. and ISFL Merger Sub, Inc.
99.1	Press Release, dated as of May 19, 2015

Forward-Looking Statements

Certain statements in this communication regarding the proposed merger of iSatori with and into Fit Life Brands, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding Fit Life Brands’ and iSatori’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed or implied in this communication. These statements are based on management’s current expectations and/or beliefs and assumptions that management considers reasonable, which assumptions may or may not prove correct.

Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are the following: (i) the expected timeframe for completing the merger described herein (the “Merger”) and the transactions contemplated thereby; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement described herein (the “Merger Agreement”); (iii) the risk that one or more of the conditions to closing of the Merger may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC and the approval of the Merger by iSatori’s stockholders; (iv) the risk of disruptions to current plans and operations, increased operating costs and the potential difficulties in maintaining customer, supplier, employee, operational and strategic relationships as a result of the announcement and consummation of the Merger or otherwise; (v) adverse results in any legal proceedings that may be instituted against iSatori, Fit Life Brands, their respective affiliates or others following announcement of the Merger Agreement and transactions contemplated thereby; (vi) the risk that unexpected costs will be incurred in connection with the Merger; (vii) the risk that the projected value creation and efficiencies from the Merger will not be realized, or will not be realized within the anticipated time period; (viii) Fit Life Brands’ ability to promptly, efficiently and effectively integrate iSatori’s operations into those of the combined company; (ix) the lack of a public market for shares of Fit Life Brands’ common stock and the possibility that a market for such shares may not develop; (x) working capital needs; (xi) continued compliance with government regulations; (xii) labor practices; (xiii) the combined company’s ability to achieve increased market acceptance for its product and service offerings and penetrate new markets; and (xiv) the possibility that iSatori or Fit Life Brands may be adversely affected by other economic, business and/or competitive factors, including rapidly changing customer preferences and trends.

Additional information concerning these and other factors can be found in iSatori’s filings with the SEC, including iSatori’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in the Registration Statement on Form S-4 filed by Fit Life Brands in connection with the proposed transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Fit Life Brands and iSatori are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by applicable law.

A registration statement on Form S-4 related to the proposed transaction will be filed with the SEC. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Investors are urged to read the registration statement and other relevant documents filed with the SEC when they become available.

ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

In connection with the proposed transaction between iSatori and Fit Life Brands, iSatori and Fit Life Brands have filed and intend to continue to file relevant materials with the SEC, including a Registration Statement on Form S-4 that includes a preliminary proxy statement of iSatori and also constitutes a preliminary prospectus of Fit Life Brands. A definitive proxy statement/prospectus will be mailed to iSatori’s stockholders when the registration statement has become effective. Fit Life Brands and iSatori will each also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ISATORI, FIT LIFE BRANDS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when they become available) and other documents filed with the SEC (when they become available) by Fit Life Brands or iSatori through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by iSatori will be available free of charge on iSatori’s website at http://www.iSatori.com/or by contacting Andrea Clem, EVP, Finance & Corporate Controller, iSatori, Inc., at 15000 W. 6th Ave. #202, Golden, Colorado 80401 USA or by e-mail at aclem@iSatori.com. Copies of documents filed with the SEC by Fit Life Brands will also be available free of charge on Fit Life Brands’ website at http://www.FitLifeBrands.com/ or by contacting Attn.: Mike Abrams, CFO, Fit Life Brands, Inc. 4509 S. 143rd Street, Suite #1, Omaha, Nebraska 68137 USA or by e-mail at mabrams@fitlifebrands.com.

PARTICIPANTS IN SOLICITATION

This communication is not a solicitation of a proxy from any investor or security holder. However, iSatori, Fit Life Brands, their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATIONS, INCLUDING ISATORI’S AND FIT LIFE BRANDS’S DIRECTORS AND EXECUTIVE OFFICERS, AND A MORE COMPLETE DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS IN THE PROPOSED TRANSACTION, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS FILED BY ISATORI AND FIT LIFE BRANDS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. These documents can be obtained free of charge from the respective sources indicated above.

NON-SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Fit Life Brands or iSatori, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or as otherwise permitted under the Securities Act or the rules promulgated thereunder. This communication does not constitute the solicitation of any vote or approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2015

iSATORI, INC.

By:	/s/ Stephen Adelé
Stephen Adelé
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 18, 2015, by and among iSatori, Inc., FitLife Brands, Inc. and ISFL Merger Sub, Inc.
99.1	Press Release, dated as of May 19, 2015